Exhibit 10.1.1

SCVX Transfers Listing to NYSE American

NEW YORK, New York – March 1, 2022 – SCVX Corp (the “Company” or “SCVX”), a publicly traded Special Purpose Acquisition Company (SPAC), announced today that it will transfer its listing from the New York Stock Exchange to the NYSE American. The Company’s decision to transfer to the NYSE American was driven by a number of factors, including more favorable thresholds for continued listing.

The Company expects its last day of trading on the NYSE to be March 4, 2022, and expects to commence trading as an NYSE American-listed company when markets open on March 7, 2022. The Company will continue to trade under its existing “SCVX”, “SCVX.U” and “SCVX WS” symbols.

About SCVX

SCVX is a Special Purpose Acquisition Company (SPAC) seeking to partner with and acquire world class companies. The SCVX team was built with the goal of identifying best in breed teams and technologies for its business combination, capable of rapid growth and innovation needed to push beyond the existing boundaries of technology.

Forward Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s Registration Statement on Form S-1, annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investors

SCVX Corp.

Chris Ahern, chris@scvx.com

(202) 733-4719